Marshall Money Market Fund Class I Shares

Table of Contents

Risk/Return Profile	2

Fees and Expenses of the Fund	3

The Main Risks of Investing in the Fund	4

Securities Descriptions	5

How to Buy Shares	7

How to Redeem Shares	9

Account and Share Information	11

Marshall Funds, Inc. Information	12

Financial Information	13

An investment in Marshall Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Prospectus

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March 1, 2000
(Revised April 6, 2000)

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Risk/Return Profile

Marshall Money Market Fund

Goal: To provide current income consistent with stability of principal.

Strategy: Fund assets are invested in high quality, short-term money market instruments. In order to produce income which minimizes volatility, the Adviser uses a "bottom-up" approach, which evaluates debt securities of individual companies against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve and debt security supply factors.

Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund. In addition, the Fund is subject to credit risks, interest rate risks, call risks, and liquidity risks.

Annual Total Return (calendar years 1993-1999)

[Graphic Representation Omitted - See Appendix]

Total Return
Best quarter	(2Q95)	1.45%
Worst quarter	(2Q93)	0.72%

			7-Day Net Yield
7-Day Net Yield (as of 12/31/99)*			5.66%

Average Annual Total Return through 12/31/99

	1 Year	5 Year	Since 11/23/92 inception
Fund	5.04%	5.39%	4.83%
DMFA	4.61%	5.04%	4.50%

*Investors may call the Fund to learn the current 7-day Net Yield at 1-800-236-FUND (3863).

As with all mutual funds, past performance does not necessarily predict future performance. The table, bar chart and total return information are for the Class Y Shares of the Fund which are not offered in this prospectus. Class I Share returns would be substantially similar because the classes are invested in the same portfolio of securities and the returns would differ only to the extent that the classes do not have the same expenses. The average annual total returns above are compared to the IBC/Donoghue's Money Fund Average (DMFA) over a period of time.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Class I Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses deducted and expressed as a percentage of the Fund's net assets)
Management Fee	0.15%(2)
Distribution (12b-1) Fee	None
Shareholder Services Fee	None
Other Expenses	0.14%

Total Annual Fund Operating Expenses(1)	0.29%

(1) Although not contractually obligated to do so, the Adviser expects to waive certain amounts. The net expenses the Fund expects to pay for the fiscal period ending August 31, 2000 are shown below
Total Annual Fund Operating Expenses (after waivers)	0.24%

(2) The Adviser expects to voluntarily waive a portion of the management fee. The Adviser may terminate this voluntary waiver at any time. The management fee the Fund expects to actually pay (after the voluntary waiver) will be 0.10% for the period ending August 31, 2000.

Example

This Example is intended to help you compare the cost of investing in the Fund's Class I Shares with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund's Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Class I Shares operating expenses are before waivers and reimbursement as shown in the table and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class I Shares
1 Year	$ 30
3 Years	$ 93
5 Years	$163
10 Years	$368

The Main Risks of Investing in the Fund

As with all money market funds, the Fund is subject to certain risks, which are described below.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money.

Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Call Risks. Some of the securities in which the Fund invests may be redeemed by the issuer before maturity (or "called"). This will most likely happen when interest rates are declining. If this occurs, the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund's yield.

Liquidity Risks. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

Securities Descriptions

Following is a description of the main securities in which the Fund invests.

Commercial Paper. Commercial paper is an issuer's obligation with a maturity of less than nine months.

Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

Demand Instruments. Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses.

Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers.

Bank Instruments. Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks.

Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Insurance Contracts. Insurance contracts include guaranteed investment contracts, funding agreements and annuities. Funding Agreements (Agreements) are investment instruments issued by U.S. insurance companies. Pursuant to such Agreements, the Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits guaranteed interest to the Fund. The insurance company may assess periodic charges against an Agreement for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for an Agreement becomes part of the general assets of the issuer, and the Agreement is paid from the general assets of the issuer. The Fund will only purchase Agreements from issuers that meet quality and credit standards established by the Adviser. Generally, Agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in Agreements does not currently exist. Also, the Fund may not have the right to receive the principal amount of an Agreement from the insurance company on seven days' notice or less. Therefore, Agreements are typically considered to be illiquid investments.

Mortgage Backed Securities. Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the

Securities Descriptions (continued)

issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and prepayments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Asset Backed Securities. Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass-through certificates. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

Agency Securities. Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as Treasury securities.

Treasury Securities. Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

How to Buy Shares

Who May Purchase Class I Shares? Class I Shares are for institutional investors that are not natural persons, and that invest on their own behalf. To open an account with the Fund, the first investment must be at least $10 million. The minimum investment amount to add to your existing account is $100,000. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. In special circumstances, these minimums may be waived or lowered at the Fund's discretion.

What Do Shares Cost? You can buy Class I Shares of the Fund at net asset value (NAV), without a sales charge, on any day the New York Stock Exchange (NYSE) is open for business. When the Fund receives your transaction request in proper form, it is processed at the next determined NAV. The NAV for the Fund is determined twice daily at 12:00 Noon (Central Time) and 3:00 p.m. (Central Time). In calculating NAV, the Fund's portfolio is valued using market prices.

How Do I Purchase Shares? You may purchase shares directly from the Fund by completing and mailing the Account Application and sending your payment to the Fund by check or wire.

You may also purchase shares through a broker/dealer, investment professional, or financial institution (Authorized Dealers). Some Authorized Dealers may charge a transaction fee for this service. If you purchase shares of the Fund through a program of services offered or administered by an Authorized Dealer or other service provider, you should read the program materials, including information relating to fees, in conjunction with the Fund's prospectus. Certain features of the Fund may not be available or may be modified in connection with the program of services provided.

Your purchase order must be received by the Fund by 2:00 p.m. (Central Time) to receive dividends on that day. The Fund reserves the right to reject any purchase request. However, you are not the owner of Fund shares (and therefore will not receive dividends) until payment for the shares is received.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale. In addition, you must have a federal tax identification number.

Fund Purchase Easy Reference Table

Wire

.  If a new account, fax completed Account Application to: Marshall Funds Investor Services at 1-414-287-8511.

.  Mail a completed Account Application to the following address:

Marshall Funds Investor Services
P.O. Box 1348
Milwaukee, WI 53201-1348

.  Notify MFIS at 1-800-236-FUND (3863) by 2:00 p.m. (Central Time).

.  Then wire the money to:

M & I Marshall & Ilsley Bank
ABA Number 075000051

Credit to: Marshall Funds, Deposit Account, Account Number 27480;

Further credit to: Class I Shares Money Market Fund
Re: [Shareholder name and Account number].

.  Your bank may charge a fee for wiring funds. Wire orders are accepted only on days when the Fund and the Federal Reserve wire system are open for business.

Phone

.  Once you have opened an account and if you authorized telephone privileges in your Account Application or by subsequently completing an authorization form, you may purchase additional shares by calling MFIS at 1-800-236-FUND (3863).

How to Redeem Shares

How Do I Redeem Shares? You may redeem your Fund shares by Telephone and by Wire/Electronic Transfer. You should note that redemptions will be made only on days when the Fund computes its NAV. When your redemption request is received in proper form, it is processed at the next determined NAV. Telephone or written requests for redemptions must be received in proper form as described below and can be made through MFIS.

Redemption requests for the Fund must be received by 2:00 p.m. (Central Time) in order for shares to be redeemed at that day's NAV. Redemption proceeds will normally be wired the following business day, but in no event more than seven days, after the request is made.

Fund Redemption Easy Reference Table

Phone

.  If you have authorized the telephone redemption privilege in your Account Application or by a subsequent authorization form, you may redeem shares by telephone.

Wire/Electronic Transfer

.  Upon written request, redemption proceeds can be directly deposited by Electronic Funds Transfer or wired directly to a domestic commercial bank previously designated by you in your Account Application or subsequent form.

.  Wires of redemption proceeds will only be made on days on which the Fund and the Federal Reserve wire system are open for business.

.  Wire-transferred redemptions may be subject to an additional fee imposed by the bank receiving the wire.

.  Redemption requests for the Fund must be received by 2:00 p.m. (Central Time) if you want the proceeds to be wired the same day.

Additional Conditions for Redemptions

Limitations on Redemption Proceeds. Redemption proceeds normally are wired within one business day after receiving a request in proper form. However, payment may be delayed up to seven days:

.  during periods of market volatility; or

.  when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

Corporate Resolutions. Corporations, trusts and institutional organizations are required to furnish evidence of the authority of persons designated on the Account Application to effect transactions on behalf of the organization.

Account and Share Information

Confirmations and Account Statements. You will receive periodic statements reporting all account activity, including dividends and capital gains paid, and purchases and redemptions.

Dividends and Capital Gains. Dividends of the Fund are declared daily and paid monthly. You will receive dividends declared subsequent to the issuance of your Shares, through the day your Shares are redeemed.

The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

Multiple Classes. The Marshall Funds have adopted a plan that permits the Fund to offer more than one class of shares. All shares of the Fund or class have equal voting rights and will generally vote in the aggregate and not by class. There may be circumstances, however, when shareholders of a particular Marshall Fund or class are entitled to vote on matters affecting that Fund or class. Share classes may have different sales charges and other expenses, which will affect performance.

Tax Information

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be primarily dividends. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

Marshall Funds, Inc. Information

Management of the Marshall Funds. The Board of Directors governs the Fund. The Board selects and oversees the Adviser, M&I Investment Management Corp.

The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is 1000 North Water Street, Milwaukee, Wisconsin, 53202.

Adviser's Background. M&I Investment Management Corp. is a registered investment adviser and a wholly owned subsidiary of Marshall & Ilsley Corp., a registered bank holding company headquartered in Milwaukee, Wisconsin. As of December 31, 1999, the Adviser had approximately $11 billion in assets under management, of which $5 billion is in Marshall Funds assets, and has managed investments for individuals and institutions since 1973. The Adviser has managed the Funds since 1992 and managed the Newton Funds (predecessors to some of the Marshall Funds) since 1985.

Portfolio Manager. The Fund is managed by Richard M.

Rokus, who is a vice president of the Adviser. Mr. Rokus has managed the Fund since January 1, 1994, and has been employed by the Adviser since January 1993. Mr.Rokus is a Chartered Financial Analyst and holds a B.B.A. in Finance from the University of Wisconsin-Whitewater.

Advisory Fees. The Adviser is entitled to receive an annual investment advisory fee equal to 0.15% of the Fund's average daily net assets.

The Adviser has the discretion to voluntarily waive a portion of its fee. However, any waivers by the Adviser are voluntary and may be terminated at any time in its sole discretion.

Affiliate Services and Fees. Marshall & Ilsley Trust Company, an affiliate of the Adviser, is custodian of the assets and securities of the Marshall Funds and provides shareholder support, sub-transfer agency and other administrative services to shareholders directly and through its division, Marshall Funds Investor Services. The annual custody fees of the Fund are 0.02% of the first $250 million of assets held plus 0.01% of assets exceeding $250 million, calculated on the Fund's average daily net assets. The annual administrative services fees of the Fund are 0.15% on the first $250 million of assets, 0.125% on the next $250 million of assets, 0.100% on the next $250 million of assets, and 0.075% on assets over $750 million, calculated on the average daily net assets of the Marshall Funds.

Marshall & Ilsley Trust Company receives an annual per-account fee for sub-transfer agency services to trust and institutional accounts maintained on its trust accounting system.

Financial Information

The Fund has a fiscal year end of August 31. As this is the first fiscal year for the Fund's Class I Shares, financial information is not yet available.

A Statement of Additional Information (SAI) dated March 1, 2000, is incorporated by reference into this prospectus. Additional information about the Fund's investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management Discussion & Analysis discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, the Annual Report, Semi-Annual Report and other information without charge, and make inquiries, write to or call Marshall Funds Investor Services at 1-414-287-8555 or 1-800-236-FUND (3863).

You can obtain information about the Fund (including the SAI) by writing to or visiting the Public Reference Room in Washington, DC. You may also access fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Marshall Funds Investor Services
P.O. Box 1348
Milwaukee, Wisconsin 53201-1348

414-287-8555 or 800-236-FUND (3863)

Internet address: http://www.marshallfunds.com

TDD: Speech and Hearing Impaired Services 1-800-209-3520

Federated Securities Corp.
Distributor

Cusip 572353696
25147 (3/00)
Investment Company Act File No. 811-7047

APPENDIX

The graphic presentation here displayed consists of a bar chart representing the annual total returns of the Class I Shares of the Marshall Money Market Fund
(Fund) as of the calendar year-end for each of seven years. The "y" axis reflects the "% Total Return" beginning with "0.00%" and increasing in increments of 1.00% up to 6.00%.The "x" axis represents calculation periods from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31,1999. The light gray shaded chart features seven distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund which appears directly above each respective bar, for the calendar years 1993 through 1999, are: 2.99%, 4.06%,5.78%, 5.27%, 5.44%, 5.42%, and 5.04%.